EXHIBIT 32.1

SECTION 1350 CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER

In connection with the quarterly report of Homeland Security Network, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles Norman, Chief Executive Officer of the Company, certify, pursuant to U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/ CHARLES NORMAN
                                         --------------------------------------
                                         Charles Norman
                                         Chief Executive Officer
                                         Principal Executive Officer
                                         Date: January 14, 2006